Travelers Series Fund Inc.

Prospectus

October 13, 1999




                                 Equity Funds
--------------------------------------------------------------------------------

                   Smith Barney Aggressive Growth Portfolio

                        Smith Barney Mid Cap Portfolio









Shares of each fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts and certain qualified plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

     Contents

Travelers Series Fund Inc. is a series company consisting of fifteen separate investment funds, each with its own investment objective and policies. Each fund offers different levels of potential return and involves different levels of risk. This prospectus offers the Smith Barney Aggressive Growth Portfolio and the Smith Barney Mid Cap Portfolio. The other funds are offered in a sepa-rate prospectus.
--------------------------------------------------------------------------------

                                                                     Page
                 --------------------------------------------------------
                   Investments, Risks and Performance                   2
                   Smith Barney Aggressive Growth Portfolio             2
                   Smith Barney Mid Cap Portfolio                       4
                   More on the Funds' Investments and Related Risks     6
                   Management                                           8
                   Share Transactions                                   9
                   Distributions, Dividends and Taxes                  10
                   Share Price                                         10

--------------------------------------------------------------------------------

You should know:

An investment in any fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


                                                           Travelers Series Fund

     Investments, Risks and Performance

Smith Barney Aggressive Growth Portfolio

 Investment objective

 Long-term capital appreciation.

 Principal investment strategies

 The fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the fund's assets are invested in the securities of such companies.
--------------------------------------------------------------------------------

                   How the manager selects the fund's investments

                   The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The manager focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the fund acquires their stocks.

                   When evaluating an individual stock, the manager considers whether the company may benefit from:

                   . New technologies, products or services

                   . New cost reduction measures

                   . Changes in management, or

                   . Favorable changes in government regulations

Travelers Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

 . Stock prices decline generally
 . Small or medium capitalization companies fall out of favor with investors

 . The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
 . A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock

 . Adverse governmental action or political, economic or market instability occurs in a foreign country

Compared to large capitalization companies, the securities of small and medium capitalization companies are more likely to:

 . Have more volatile share prices
 . Have more limited product lines
 . Have fewer capital resources
 . Have more limited management depth
 . Experience sharper swings in market prices
 . Be harder to sell at times and prices the manager believes appropriate . Offer greater potential for gains and losses

Who may want to invest

The fund may be an appropriate investment if you:

 . Are seeking to participate in the long-term growth potential of small and medium capitalization companies
 . Currently have exposure to the stocks commonly held by large capitalization and value oriented mutual funds and wish to broaden your investment portfolio . Are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in smaller companies with more limited track records

--------------------------------------------------------------------------------

Fund performance

As the fund was added to the Travelers Series Fund Inc. this year, the fund does not yet have a sufficient operating history to generate the performance information which other Smith Barney funds show in bar and table form in this location of the prospectus.

                                                           Travelers Series Fund

     Investments, Risks and Performance

Smith Barney MidCap Portfolio

 Investment objective

 Long-term growth of capital.

 Principal investment strategies

 The fund invests primarily in equity securities of medium sized companies. Medium sized companies are those whose market capitalization is within the market capitalization range of companies in the S&P MidCap
 Index (the "Index") at the time of the fund's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of October 1, 1999, the largest market capitalization of a company in the Index was $12.6 billion and the smallest market capitalization was $243.4 million. Equity securities include exchange traded and over-the-counter common stocks, preferred stocks, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may also invest up to 25% of its assets in securities of foreign issuers both directly and through depositary receipts for those securities.

--------------------------------------------------------------------------------

                   How the manager selects the fund's investments

                   The manager focuses on medium capitalization companies that exhibit attractive growth characteristics. The manager selects individual "growth" stocks for investment in two ways: by identifying those companies which exhibit the most favorable growth prospects and by identifying those companies which have favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price" and offers investors style diversification within a single mutual fund.

                   In selecting individual companies for investment, the manager considers:

                   . Growth characteristics, including high historic growth
                     rates and high relative growth compared with companies in the same industry or sector
                   . Value characteristics, including low price/earnings
                     ratios and other statistics indicating a security is undervalued
                   . Increasing profits and sales
                   . Competitive advantages that could be more fully exploited by a company
                   . Skilled management committed to long-term growth
                   . Potential for a long-term investment by the fund

                   The manager uses fundamental research to find stocks with strong growth potential and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The manager's quantitative valuations determine whether and when the fund will purchase or sell the stocks it identifies through fundamental research.

Travelers Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

 . The U.S. stock market goes down, or performs poorly relative to other types of investments

 . Medium capitalization stocks fall out of favor with investors

 . The manager's judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock proves to be incorrect
 . An adverse event, such as an unfavorable earnings report about a company in the fund, depresses the value of the company's stock

Because the fund invests primarily in medium capitalization companies, an investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large capitalization companies. Medium capitalization companies may have more limited product lines, markets and financial resources than large capitalization companies. They may also have shorter operating histories and more erratic businesses, although they generally have more established businesses than small capitalization companies. The prices of medium capitalization company stocks tend to be more volatile than the prices of large capitalization company stocks.

Who may want to invest

The fund may be an appropriate investment if you:

 . Are willing to accept the risks of the stock market
 . Are seeking to participate in the long-term growth potential of medium capitalization companies
 . Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large capitalization companies

--------------------------------------------------------------------------------

Fund performance

As the fund was added to the Travelers Series Fund Inc. this year, the fund does not yet have a sufficient operating history to generate the performance information which other Smith Barney funds show in bar and table form in this location of the prospectus.

                                                           Travelers Series Fund

More on the Funds' Investments and Related Risks
--------------------------------------------------------------------------------

The section
entitled "In-
vestments,
Risks and Per-
formance" de-
scribes the
funds' invest-
ment objec-
tives and
their princi-
pal investment
strategies and
risks. This
section pro-
vides some ad-
ditional in-
formation
about the
funds' invest-
ments and cer-
tain invest-
ment manage-
ment tech-
niques the
funds may
use. More in-
formation
about the
funds' invest-
ments and
portfolio man-
agement tech-
niques, some
of which en-
tail risk, is
included in
the Statement
of Additional
Information
(SAI). To find
out how to ob-
tain an SAI,
please turn to
the back cover
of this pro-
spectus.

--------------------------------------------------------------------------------

Equity           Equity securities include exchange-traded and over-the-
Investments      counter common and preferred stocks, warrants, rights, con-
                 vertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations.

--------------------------------------------------------------------------------

Secondary        The MidCap Portfolio may invest up to 35% of its assets in
investment       equity securities of companies with market capitalizations
practices        outside the market capitalization range of companies in the
                 Index (i.e., small or large capitalization companies).

--------------------------------------------------------------------------------

Foreign          The funds' investments in securities of foreign issuers in-
Investments      volve greater risk than investments in securities of U.S. is-
                 suers. Many foreign countries the funds invest in have mar-kets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.
                 Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securi-ties are greater for securities of emerging market issuers because political or economic instability, lack of market li-quidity, and negative government actions like currency con-trols or seizure of private businesses or property are more likely.

                 In Europe, Economic and Monetary Union (EMU) and the intro-duction of a single currency began on January 1, 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of the Fund's European investments and present valuation problems.


Travelers Series Fund
 6

--------------------------------------------------------------------------------

Short-term       While the MidCap Portfolio intends to be substantially fully
debt             invested in equity securities, the fund may maintain up to
securities       35% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will go down if in-terest rates go up, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

--------------------------------------------------------------------------------

Derivatives      The MidCap Portfolio may, but need not, use derivative con-
and hedging      tracts, such as futures and options on securities, securities
techniques       indices or currencies; options on these futures; forward cur-
                 rency contracts; and interest rate or currency swaps for any of the following purposes:

                 . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates.
                 . As a substitute for buying or selling securities.

                 A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings.

                 The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securi-ties. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------

Defensive
Investing        The funds may depart from their principal investment strate-
                 gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market instruments. If a fund takes a tempo-rary defensive position, it may be unable to achieve its in-vestment goal.

--------------------------------------------------------------------------------

Impact of high
portfolio        The funds may engage in active and frequent trading to
turnover         achieve their principal investment strategies. Frequent trad-
                 ing also increases transaction costs, which could detract from a fund's performance.

                                                           Travelers Series Fund

Management

Manager

The funds' investment manager is SSB Citi Fund Management LLC ("SSB Citi"), an affiliate of Salomon Smith Barney Inc. The manager's address is 388 Greenwich Street, New York, NY 10013. The manager selects the funds' investments and oversees their operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Richard Freeman, investment officer of the manager and managing director of Salomon Smith Barney is responsible for the day-to-day management of the Smith Barney Aggressive Growth Portfolio. Mr. Freeman has 16 years of experience with the manager or companies that are now part of Salomon Smith Barney.

Lawrence Weissman, investment officer of the manager and managing director of Salomon Smith Barney is responsible for the day-to-day management of the Smith Barney Mid Cap Portfolio. Mr. Weissman has 2 years of experience with the manager or companies that are now part of Salomon Smith Barney and 14 years of experience in the financial services industry including 8 years as a portfolio manager.

Management fees

The manager receives fees from the funds for its services at an annual rate of 0.80% and 0.75% of the funds' average daily net assets for the Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Portfolio, respectively.

Distributor

The funds have entered into an agreement with CFBDS, Inc. to distribute the funds' shares.

Year 2000 issue

Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the funds. The cost of addressing the Year 2000 issue, if substantial, could adversely affect companies and governments that issue securities held by the funds. The manager, Salomon Smith Barney and the distributor are addressing the Year 2000 issue for their systems. Each fund has been informed by its other service providers that they are taking similar measures. Although the funds do not expect the Year 2000 issue to adversely affect them, the funds cannot guarantee that the efforts of each fund or its service providers to correct the problem will be successful.

Travelers Series Fund

Share Transactions

Availability of shares

Individuals may not purchase shares directly from the funds. You should read the prospectus for your insurance company's variable contract to learn how to purchase a variable contract based on the funds.

Each fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in all the funds described in this prospectus. Shares of the funds are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in a fund could conflict due to differences of tax treatment and other considerations. The funds currently do not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the board of directors intends to monitor events to identify any material conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts or qualified plans might be required to withdraw their investments in one or more funds and shares of another fund may be substituted.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the funds' shareholders. Each fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of each fund will be the net asset value next determined after receipt by the fund of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. Each fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

 . the New York Stock Exchange is closed;
 . trading on the New York Stock Exchange is restricted;
 . an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
 . as permitted by SEC order in extraordinary circumstances.

                                                           Travelers Series Fund

Distributions, Dividends and Taxes

Taxes

Each fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify to be taxed as a regulated investment company, each fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, a fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Each fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Share Price

Each fund's net asset value is the value of its assets minus its liabilities. Each fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

Each fund generally values its fund securities based on market prices or quotations. To the extent a fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London Stock Exchange closes, which is 12 noon Eastern time. When reliable market prices or quotations are not readily available, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by a fund could change on days when fund shares may not be purchased or redeemed.

Short-term investments that have a maturity of more than 60 days are generally valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

In order to buy, redeem or exchange shares at that day's price, an insurance company separate account or a qualified plan must place its order with the transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day's price.

Travelers Series Fund

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


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

Travelers Series Fund Inc.

Smith Barney Aggressive Growth Portfolio

Smith Barney MidCap Portfolio

Additional Information About the Funds

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that affected each fund's performance.

Statement of additional information. The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-842-8573 or by writing to Travelers Series Fund Inc., 388 Greenwich Street, MF2,
New York, New York 10013.

You can also review and copy the funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a duplicating fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same reports and information free from the Commission's Internet web site-- http://www.sec.gov

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.


(Investment Company Act file no. 811-08372)

L-21817 10/99

    October 13, 1999

STATEMENT OF ADDITIONAL INFORMATION

TRAVELERS SERIES FUND INC.

Smith Barney Aggressive Growth Portfolio
Smith Barney Mid Cap Portfolio

388 Greenwich Street
New York, New York  10013

1-800-842-8573

This Statement of Additional Information ("SAI") supplements the information contained in the current Prospectus (the "Prospectus") of Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Portfolio (each, a "fund"), separate series of Travelers Series Fund Inc. (the "Company"), dated October 13, 1999, and should be read in conjunction with the Prospectus. The Company is a series investment company consisting of the funds and thirteen other funds offered in a separate prospectus. The Prospectus for the funds may be obtained, without charge, from the Company or by contacting any Financial Consultant of Salomon Smith Barney Inc. ("Salomon Smith Barney"). This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

Shares of each fund are offered to and may only be purchased by insurance company separate accounts (the "Separate Accounts"), that fund certain variable annuity and variable life insurance contracts and certain qualified plans (the "Contracts"). The Separate Accounts invest in shares of one or more of the funds in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the accompanying Contract prospectus. Shares of each fund are offered to Separate Accounts without a sales charge at their net asset value, next determined after receipt of an order by an insurance company. The offering of shares of a fund may be suspended from time to time and the Company reserves the right to reject any specific purchase order.

CONTENTS
Directors and Executive Officers	2
Investment Objectives, Management Policies and Risk Factors	3
Investment Restrictions	13
Portfolio Turnover	14
Portfolio Transactions and Distribution	14
Taxation	15
Performance Information	16
Determination of Net Asset Value	17
   Availability of the Funds	18
Redemption of Shares	18
Investment Management and Other Services	18
Other Information about the Company	19



DIRECTORS AND EXECUTIVE OFFICERS

Overall responsibility for management and supervision of each fund rests with the Company's Board of Directors. The directors approve all significant agreements between the Company and the companies that furnish services to the Company and the funds, including agreements with the Company's distributor, investment manager, custodian and transfer agent. The day-to-day operations of each fund are delegated by the directors to that fund's manager. The directors and officers of the Company are listed below.

VICTOR K. ATKINS, Director
Retired; 120 Montgomery Street, San Francisco, CA. Former President of Lips Propellers, Inc., a ship propeller repair company. Director of two investment companies associated with Salomon Smith Barney;
78.

ABRAHAM E. COHEN, Director
Consultant to MeesPierson, Inc., a Dutch investment bank; Consultant to and Board Member, Chugai Pharmaceutical Co. Ltd.; Director of Agouron Pharmaceuticals, Inc., Akzo Nobel NV, Vasomedical, Inc., Teva Pharmaceutical Ind., Ltd., Neurobiological Technologies Inc., Vion Pharmaceuticals, Inc., BlueStone Capital Partners, LP. and The Population Council, an international public interest organization. Director of two investment companies associated with Salomon Smith Barney; 62.

ROBERT A. FRANKEL, Director
Managing Partner of Robert A. Frankel Managing Consultants, 102
Grand Street, Croton-on-Hudson, NY. Director of nine investment companies associated with Salomon Smith Barney. Former Vice
President of The Readers Digest Association, Inc.; 72.

**MICHAEL E. GELLERT, Director
Partner of Windcrest Partners, 122 E. 42nd Street, New York, NY 10168. Director of Devon Energy Corp.; Humana, Inc.; Premier Parks, Inc.; Seacor Smit Inc.; Cimilar A/S; Dalet Technologies and numerous private companies. Director of two investment companies associated with Salomon Smith Barney; 68

RAINER GREEVEN, Director
Partner of the law firm of Greeven & Ercklentz; 630 Fifth Avenue,
New York, NY. Director of two investment companies associated with Salomon Smith Barney; 62.

SUSAN M. HEILBRON, Director
Attorney; Lacey & Heilbron, 3 East 54th Street, New York, NY. Prior to November 1990, Vice President and General Counsel of MacMillan, Inc. and Executive Vice President of The Trump Organization.
Director of two investment companies associated with Salomon Smith
Barney; 54.

*HEATH B. McLENDON, Chairman of the Board, President and Chief
Executive Officer
    Managing Director of Salomon Smith Barney Inc. ("Salomon Smith Barney"), President of SSB Citi Fund Management LLC (''SSB Citi''); Chairman or Co-Chairman of the Board of 59 investment companies associated with Salomon Smith Barney; 66.

*LEWIS E. DAIDONE, Senior Vice President and Treasurer
Managing Director of Salomon Smith Barney, Senior Vice President and Treasurer (Chief Financial Officer) of the Smith Barney Mutual
Funds; Director and Senior Vice President of SSB Citi; 41

*RICHARD A. FREEMAN, Vice President and Investment Officer
Managing Director of Salomon Smith Barney; Portfolio manager of other mutual funds managed by SSB Citi; 44.

*LAWRENCE B. WEISSMAN, Vice President and Investment Officer
Managing Director of Salomon Smith Barney. Formerly portfolio manager with Neuberger & Berman, LLC (1994-1997) and portfolio manager at TIAA-CREFF; 37.


*IRVING DAVID, Controller
Director of Salomon Smith Barney; Controller of certain funds and various other Smith Barney Mutual Funds; Formerly Assistant
Treasurer of First Investment Management Company; 38.

*PAUL BROOK, Controller
Director of Salomon Smith Barney; Controller of certain funds and various other Smith Barney Mutual Funds since 1998; Prior to 1998, Managing Director of AMT Capital Services Inc.; Prior to 1997,
Partner with Ernst & Young LLP; 45

*CHRISTINA T. SYDOR, Secretary
Managing Director of Salomon Smith Barney and Secretary of Smith
Barney Mutual Funds; Secretary and General Counsel of SSB Citi; 48.

___________________
*	Designates "interested persons" of the Company as defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), whose business address is 388 Greenwich Street, New York, New
York 10013 unless otherwise noted. Such persons are not
separately compensated for their services as Company officers or directors.
**	Director as of March 1999

On October 6, 1999, Directors and Officers owned in the aggregate less than 1% of the outstanding securities of the Company.

The following table shows the compensation paid by the Company to each director during the Company's last fiscal year and the total compensation paid by the Smith Barney Mutual Funds complex for the calendar year ended December 31, 1998. None of the officers of the Company received any compensation from the Company for such period. Officers and interested directors of the Company are compensated by Salomon Smith Barney.








Director




Aggregate
Compensation
from the
Company


Total
Compensation
from Company
and
Complex Paid
to
Director

Number of
Fund
Companies
for
Which
Director
Serves
Within Fund
Complex
Victor K. Atkins
	$18,889.00
	$29,500.00
2
Abraham E. Cohen
	16,524.00
	20,100.00
2
Robert A. Frankel
	18,989.00
	72,250.00
9
Rainer Greeven
	17,689.00
	27,800.00
2
Susan M. Heilbron
	17,689.00
	27,800.00
2
Heath B. McLendon
	0
	0
    64
James M. Shuart*
	13,133.00
	20,800.00
2

* Effective July 28, 1998, Mr. Shuart resigned from the Company's Board of Directors.


INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

The Prospectus discusses each fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the funds may invest, the investment policies and portfolio strategies the funds may utilize and certain risks associated with these investments, policies and strategies.
Each fund is an open-end, diversified, management investment company. Each fund's investment objectives and certain investment restrictions (described under Investment Restrictions) are deemed to be "fundamental," and therefore may be changed only by the "vote of a majority of the outstanding voting securities" as defined under the 1940 Act. However, each fund's investment policies are nonfundamental, and thus may be changed without shareholder approval by the Board of Directors, provided such change is not prohibited by that fund's fundamental investment restrictions or applicable law, and any such change will first be disclosed in the then current Prospectus or SAI.

Equity Securities. Each fund invests primarily in equity securities, including common stocks, securities convertible into common stock and warrants or other rights to subscribe for common stock. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Common Stocks. Each fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Convertible Securities.	Convertible securities are fixed-income
securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.
 When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.
 A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar, but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Warrants. Warrants or rights may be acquired by each fund in connection with other securities or separately and provide the funds with the right to purchase other securities of the issuer at a later date. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Real Estate Investment Trusts ("REITS"). The funds may invest in REITS, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or secured mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate. Each fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

When-Issued, Delayed-Delivery and Forward Commitment Transactions.
 The funds may purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The funds do not intend to engage in these transactions for speculative purposes, but only in furtherance of their investment goal. These transactions occur when securities are purchased or sold by a fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to that fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. When a fund agrees to purchase when-issued or delayed-delivery securities, its manager will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund's books. Normally, a fund will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in a segregated account in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Foreign Securities. The Aggressive Growth Portfolio may invest up to 10% and the Mid Cap Portfolio has the authority to invest up to 25% of its assets in foreign securities (including European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs")) and American Depository Receipts ("ADRs") or other securities representing underlying shares of foreign companies.
EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

There are certain risks involved in investing in foreign securities in addition to the usual risks inherent in domestic investments. These risks include potential adverse political and economic developments; potential imposition of currency exchange blockages or other foreign governmental restrictions; reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The funds' yields may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the funds, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities may also result in higher expenses due to the cost of converting foreign currency to U.S. dollars; the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges; the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The funds may also invest in securities of foreign governments (or agencies or subdivisions thereof), which would cause them to be subject to the same risks described above. In addition, the funds may also invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of a specified amount of currencies of certain of the twelve member states of the European Community. The funds may also invest in securities denominated in other currency "baskets."

Short-Term Debt Securities. The Mid Cap Portfolio may invest in short-term debt securities, including notes, bills, commercial paper, obligations issued or guaranteed by the government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit. Debt securities represent money borrowed that obligate the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

All debt securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of the fund's investments in debt securities will change as the general levels of interest rates fluctuate. During periods of falling interest rates, the value of the fund's debt securities will generally rise. Conversely, during periods of rising interest rates, the value of the fund's debt securities will generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest. The fund has no restrictions with respect to the maturities or duration of the debt securities it holds. The fund's investment in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the fund's shorter-term securities.

Money Market Instruments. The funds may invest for temporary defensive purposes in short-term instruments including corporate and government bonds and notes and money market instruments. Short-term instruments in which the funds may invest include obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by Standard & Poor's Ratings Group or Prime-2 by Moody's Investors Service, Inc. or the equivalent from another nationally recognized statistical rating organization or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and non-bank dealers approved by the Board of Directors. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.
 Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

U.S. Government Securities. The funds may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The funds may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements. The funds may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Each fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the funds may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by each fund's manager. The manager will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement, collateral which is equal to at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the 1940 Act.
Reverse Repurchase Agreements. The funds may enter into reverse repurchase agreements with the same parties with which they may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). Each fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.
 Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a fund has sold but is obligated to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The funds currently do not intend to invest more than 33% of their net assets in reverse repurchase agreements.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The funds will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of each fund. From time to time, the funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the funds and that is acting as a "finder."
By lending its securities, a fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not the primary investment goal of the funds, income received could be used to pay each fund's expenses and would increase an investor's total return. The funds will adhere to the following conditions whenever their portfolio securities are loaned: (i) a fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) a fund must be able to terminate the loan at any time; (iv) a fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) a fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a fund's ability to recover the loaned securities or dispose of the collateral for the loan. Leveraging. The Aggressive Growth Portfolio may from time to time leverage its investments by purchasing securities with borrowed money. The fund may borrow money only from banks and in an amount not to exceed 33 1/3% of the total value of its assets less its liabilities. The amount of the fund's borrowings also may be limited by the availability and cost of credit and by restrictions imposed by the Federal Reserve Board.

The fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the fund's asset coverage drops below 300%, the fund must reduce its outstanding bank debt within three business days so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate the fund's net investment income in any given period.

Illiquid and Restricted Securities. The Aggressive Growth Portfolio may invest up to 15% of its net assets and the Mid Cap Portfolio may invest up to 10% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. Some restricted securities can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. The Board of Directors may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to a fund's restriction on illiquid investments. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options, Futures and Currency Strategies. The Mid Cap Portfolio may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund.
 There can be no assurance that such efforts will succeed.

In order to ensure the fund will not be deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the fund enter into transactions in futures contracts and options on futures only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided the aggregate initial margin and premiums on such non-hedging positions do not exceed 5% of the liquidation value of the fund's assets. To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the manager believes a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the manager expects to decline in an amount approximating the value of some or all of the fund's securities denominated in that currency, or when the manager believes one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the investment manager believes the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated ("cross hedging").
 The fund places (i) cash, (ii) U.S. Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies, provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the fund having a value equal to the aggregate account of the fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so the value of the amount will equal the amount of the fund's commitments with respect to such contracts.

For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the manager intends to include in its portfolio. The fund also may use interest rates futures contracts and options thereon to hedge against changes in the general level in interest rates.

The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is "covered" if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds, on a share-for-share basis, a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written, if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund's books.

The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may be required to forfeit such amounts if the prices of securities underlying the options do not move in the direction or to the extent anticipated.

Although the fund might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the manager's ability to predict movements in the prices of individual debt securities; fluctuations in the general fixed-income markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time and possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code").

Over-the-counter options in which the fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Options on Securities. As discussed more generally above, the Mid Cap Portfolio may engage in the writing of covered call options. The fund may also purchase put options and enter into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

The fund may write (a) in-the-money call options when the manager expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the manager expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

The fund may realize a profit or loss upon entering into a closing transaction. When the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option, plus the related transaction costs.

Although the fund generally will purchase or write only those options for which the manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options, may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the manager will attempt to take appropriate measures to minimize the risks relating to the fund's writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

Stock Index Options. As described generally above, the Mid Cap Portfolio may purchase put and call options and write call options on domestic stock indices listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indices will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts and Options on Futures Contracts. As described generally above, the Mid Cap Portfolio may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange and board of trade. Assets committed to futures contracts will be segregated on the fund's books to the extent required by law.

The fund's primary purpose in entering into a futures contract is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund's not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account on the fund's books an amount of cash or liquid securities equal to the total market value of the underlying futures contract, less amounts held in the fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the manager's ability to predict movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below and each fund's investment objective have been adopted by the Company as fundamental policies of the funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of that fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. The remaining restrictions may be changed by a vote of a majority of the Company's Board of Directors at any time.

Under the investment restrictions adopted by the Board with respect to each fund, each fund may not:

	1.	Invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

	2.	Issue "senior securities" as defined in the 1940 Act,
and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	3.	Invest more than 25% of its total assets in securities,
the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	4.	Borrow money, except that (a) a fund may borrow from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) a fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), a fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

	5.	Make loans.  This restriction does not apply to: (a) the
purchase of debt obligations in which a fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	6.	Engage in the business of underwriting securities issued
by other persons, except to the extent that a fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent a fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with a fund's investment objective and policies); or (d) investing in real estate investment trust securities.

	8.	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by a fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	9.	Invest in oil, gas or other mineral exploration or
development programs.

	10.	Purchase or otherwise acquire any security if, as a
result, more than 15% of each fund's net assets would be invested in securities that are illiquid.

11. Invest for the purpose of exercising control of management.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

PORTFOLIO TURNOVER

Each fund's investment policies may result in its experiencing a greater portfolio turnover rate than those of investment companies that seek to produce income or to maintain a balanced investment position. A fund's turnover rate is the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities. Although each fund's portfolio turnover rate cannot be predicted and will vary from year to year, the manager expects that each fund's annual portfolio turnover rate will not exceed 100%. A 100% portfolio turnover rate would occur, for instance, if all securities in a fund's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income.

PORTFOLIO TRANSACTIONS AND DISTRIBUTION

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

The Company's Board of Directors has determined that agency transactions in equity securities for the Company may be executed through Salomon Smith Barney or any broker-dealer affiliate of Salomon Smith Barney (each, an "Affiliated Broker") if, in the judgment of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the Company as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the Company a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Company will not deal with Salomon Smith Barney in any transactions in which Salomon Smith Barney acts as principal.

The Company attempts to obtain the most favorable execution of each portfolio transaction, that is, the best combination of net price and prompt reliable execution. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the manager takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security, including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Company takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Company such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the manager's expenses in a determinable amount. These various services may, however, be useful to the manager or Salomon Smith Barney in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Company.

The Board of Directors has adopted certain policies and procedures incorporating the standards of Rule l7e-l under the 1940 Act. The Rule requires that the commissions paid to any Affiliated Broker must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require management to furnish reports to the Board of Directors and to maintain records in connection with such reviews.

CFBDS, Inc., located at 21 Milk Street, Boston MA 02109-5408 (the
"Distributor"), distributes shares of the funds as principal underwriter.

TAXATION

The following is a summary of certain federal income tax considerations that may affect the funds and their shareholders.
The discussion relates only to Federal income tax law as applicable to U.S. citizens. Distributions by the funds may also be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the Federal income tax treatment. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any fund.

Each fund will be treated as a separate taxpayer for federal income tax purposes with the result that: (a) each fund must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a fund-by-fund (rather than on a Company-wide) basis.

Each fund intends to qualify separately each year as a "regulated investment company" under Subchapter M of the Code. A qualified fund will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to its shareholders, provided each fund receives annually at least 90% of its net investment income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. In addition, each fund must distribute at least 90% of its net investment income each year.

Each fund intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a fund as taxable income.

Each fund intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of that fund at net asset value and are includable in gross income of the Separate Accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

The Company has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular fund to make certain otherwise permitted investments.

 If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a fund failed to qualify as a regulated investment company for a period greater than one taxable year, that fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

PERFORMANCE INFORMATION

From time to time the Company may include a fund's total return, average annual total return, yield and current distribution return in advertisements and/or other types of sales literature. These figures are based on historical earnings and are not intended to indicate future performance. In addition, these figures will not reflect the deduction of the charges that are imposed on the Contracts by the Separate Account (see Contract prospectus) which, if reflected, would reduce the performance quoted.

Total Return. Total return is computed for a specified period of time assuming reinvestment of all income dividends and capital gains distributions at net asset value on the ex-dividend dates at prices calculated as stated in the Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures. The standard total return shows what an investment in the fund would have earned over a specified period of time (one, five or ten years) assuming that all distributions and dividends by the fund were invested on the reinvestment dates during the period less all recurring fees.

Yield. The yield of a fund refers to the net investment income earned by investments in the fund over a thirty-day period. Each fund's yield is computed by dividing the net investment income per share earned during a specified thirty day period by the net asset value per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term fixed income obligation in the portfolio; income on short-term obligations is based on current payment rate. This net investment income is then annualized, i.e., the amount of income earned by the investments during that thirty-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies.

Current Distribution Return. The Company calculates current distribution return for each fund by dividing the distributions from gross investment income declared during the most recent period by the net asset value per share on the last day of the period for which current distribution return is presented. A fund's current distribution return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current distribution return, and the charges that are imposed on the Contracts by the Separate Account, should be considered when comparing the fund's current distribution return to yields published for other investment companies and other investment vehicles. From time to time, a fund may include its current distribution return in information furnished to present or prospective shareowners.

Current distribution return should also be considered relative to changes in the value of a fund's shares and to the risks associated with each fund's investment objective and policies. For example, in comparing current distribution returns with those offered by Certificates of Deposit ("CDs"), it should be noted that CDs are insured (up to $100,000) and offer a fixed rate of return.

Performance information may be useful in evaluating a fund and for providing a basis for comparison with other financial alternatives. Since the performance of each fund changes in response to fluctuations in market conditions, interest rate and fund expenses, no performance quotation should be considered a representation as to that fund's performance for any future period.

DETERMINATION OF NET ASSET VALUE

Each fund's net asset value per share will be determined on any day that the New York Stock Exchange is open. The New York Stock Exchange is closed in celebration of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value is determined by dividing a fund's net assets by the number of its shares outstanding. Securities owned by a fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales price on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued at the mean of bid and asked prices based on market quotations for those securities or if no quotations are available, then for securities of similar type, yield and maturity. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in the fund's net assets, and current market value of such options sold by a fund will be subtracted from that fund's net assets. Any other investments of a fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Directors in good faith. This value generally is determined as the amount that a fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by management.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a fund may not take place contemporaneously with the determination of the prices of investments held by such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in a fund's net asset value unless management under the supervision of the Company's Board of Directors, determines that the particular event would materially affect the net asset value. As a result, a fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to such fund.


AVAILABILITY OF THE FUNDS

Investment in the Company is only available to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts and certain qualified plans. It is possible that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the Company. However, the Company does not currently foresee any disadvantages to the contract owners of the different contracts that are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of fund shares by one or more of the insurance company separate accounts which fund these contracts, which could have adverse consequences to a fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contract owners and those given by variable life insurance contract owners. If the Board were to conclude that separate series of the Company should be established for variable annuity and variable life separate accounts, each insurance company would bear the attendant expenses. Should this become necessary, contract owners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

REDEMPTION OF SHARES

Redemption payments shall be made wholly in cash unless the Directors believe that economic conditions exist that would make such a practice detrimental to the best interests of a fund and its remaining shareowners. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

INVESTMENT MANAGEMENT AND OTHER SERVICES

SSB Citi Fund Management LLC ("SSB Citi"). SSB Citi is an affiliate of Salomon Smith Barney, which in turn, is a wholly owned subsidiary of Citigroup Inc. SSB Citi serves as the investment manager to the funds. SSB Citi manages the day to day operations of each fund pursuant to a management agreement entered into by the Company on behalf of each fund. Under each management agreement, SSB Citi will
(a) manage the fund's assets in accordance with the fund's investment objective(s) and policies as stated in the Prospectus and the SAI; (b)make investment decisions for the fund; (c) place purchase and sale orders for portfolio transactions on behalf of the fund; (d) employ professional portfolio managers and securities analysts who provide research services to the fund; (e) administer the fund's corporate affairs and, in connection therewith, furnish the fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities; and (f) prepare reports to shareholders and reports to and filings with the SEC and state blue sky authorities if applicable. In providing these services, SSB Citi will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each fund's assets.

By written agreement, the Research Department and other departments and staff of Salomon Smith Barney will furnish SSB Citi with information, advice and assistance and will be available for consultation on the Company's funds. Thus, Salomon Smith Barney may also be considered an investment adviser to the Company. Salomon Smith Barney's services are paid for by SSB Citi; there is no charge to the Company for such services.

Under each management agreement SSB Citi will administer each fund's corporate affairs, and, in connection therewith, is responsible for furnishing or causing to be furnished to each applicable fund advice and assistance with respect to the acquisition, holding or disposal of investments and recommendations with respect to other aspects and affairs of the fund, bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Company. Each fund receives discretionary advisory services provided by the manager.

Each management agreement further provides that all other expenses not specifically assumed by SSB Citi under the management agreement on behalf of a fund are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of custodians and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and directors' meetings, filing fees and expenses relating to the registration and qualification of the Company's shares and the Company under federal and state securities laws and maintaining such registrations and qualifications (including the printing of the Company's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of directors who are not "interested persons" of the Company as defined under the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the Company's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each of the Company's funds. General corporate expenses are allocated on the basis of relative net assets.

SSB Citi is subject to the supervision and direction of the Company's Board of Directors and manages the applicable fund in accordance with its investment objective and policies, makes investment decisions for the funds, places orders to purchase and sell securities and employs professionals who provide research services. All orders for transactions in securities on behalf of a fund are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.

Each management agreement shall continue from year to year if specifically approved at least annually as required by the 1940 Act.
 Each management agreement further provides that it shall terminate automatically in the event of its assignment (as defined in the 1940
Act) and that it may be terminated without penalty by either party on not less than 60 days' written notice.

The manager has agreed to waive its fee to the extent that the aggregate expenses of the funds, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed 1.00% and 0.95% of the average daily net assets of the Smith Barney Aggressive Growth Portfolio and the Smith Barney Mid Cap Portfolio, respectively, for any fiscal year of each such fund. Each of these voluntary expense limitations shall be in effect until it is terminated by notice to shareholders and by supplement to the then current Prospectus or SAI.

Each management agreement also provides that SSB Citi shall not be liable to the Company for any error of judgment or mistake of law or for any loss suffered by the Company so long as it acted in good faith without willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

OTHER INFORMATION ABOUT THE COMPANY

The Company, an open-end management investment company, was incorporated in Maryland on February 22, 1994. The Company has an authorized capital of 6,000,000,000 shares with a par value of $.00001 per share. The Board of Directors has authorized the issuance of fifteen series of shares, each representing shares in one of fifteen separate funds - Smith Barney Aggressive Growth Portfolio, Smith Barney Mid Cap Portfolio, Smith Barney Pacific Basin Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Large Capitalization Growth Portfolio, Alliance Growth Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, INVESCO Global Strategic Income Portfolio, Travelers Managed Income Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio and Smith Barney Money Market Portfolio. The assets of each fund will be segregated and separately managed and a shareholder's interest is in the assets of the fund in which he or she holds shares.

The Board of Directors may also authorize the creation of additional series of shares and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The investment objectives, policies and restrictions applicable to additional funds would be established by the Directors at the time such funds were established and may differ from those set forth in the Prospectus and this SAI. In the event of liquidation or dissolution of a fund or of the Company, the shareholders of a fund are entitled to receive the assets belonging to that fund and a proportionate distribution, based on the relative net assets of the respective funds, of any general assets not belonging to any particular fund that are available for distribution.

The Articles of Incorporation may be amended only upon the vote of a majority of the shares of capital stock of the Company outstanding and entitled to vote, and in accordance with applicable law, except for certain amendments that may be made by the Board of Directors.

The Articles of Incorporation further provide that the Company shall indemnify its directors, officers and employees against any liability to the Company or to a shareholder, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties. With the exceptions stated, the Articles of Incorporation provide that a director, officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Company.

The Company shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination of the corporation or any of the series of the corporation by action of the shareholders or by action of the Board of Directors upon notice to the shareholders.

Voting Rights. The Company offers its shares only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Company and, under the 1940 Act, is deemed to be in control of the Company. Nevertheless, with respect to any Company shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which corresponds to shares in the Company in accordance with the procedures set forth in the accompanying prospectus for the applicable contract issued by the insurance company and to the extent required by law. Shares of the Company attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Each share of a fund represents an equal proportionate interest in that fund with each other share of the same fund and is entitled to such dividends and distributions out of the net income of that fund as are declared in the discretion of the directors. Shareholders are entitled to one vote for each share held and will vote by individual fund except to the extent required by the 1940 Act. The Company is not required to hold annual shareholder meetings, although special meetings may be called for the Company as a whole, or a specific fund, for purposes such as electing or removing directors, changing fundamental policies or approving a management contract. Shareholders may cause a meeting of shareholders to be held upon a vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of directors.

Shares of the Company entitle their holders to one vote per share; however, on any matter submitted to a vote of the shareholders, all shares then entitled to vote will be voted by individual fund unless otherwise required by the 1940 Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a fund would be voted upon only by shareholders of the fund involved. Additionally, approval of an amendment to a fund's advisory agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareholders of one fund is effective as to that fund whether or not enough votes are received from the shareholders of the other funds to approve the proposal as to that fund.

The directors themselves have the power to alter the number and the terms of office of the directors, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act always at least a majority, but in most instances, at least two-thirds of the directors have been elected by the shareholders of the Company. Shares do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the Company may elect all of the directors irrespective of the votes of other shareholders.

Custodian. Portfolio securities and cash owned by the Company on behalf of the funds are held in the custody of PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103. Foreign securities, if any, will be held in the custody of Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245.

Transfer Agent. First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as each fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds, distributes dividends and distributions payable by the funds and produces statements with respect to account activity for the funds and their shareholders. For these services, the transfer agent receives fees from the funds computed on the basis of the number of shareholder accounts that the transfer agent maintains for the funds during the month and is reimbursed for out-of-pocket expenses.

Independent Auditors. KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Company's independent auditors for its fiscal year ending October 31, 1999, to examine and report on the financial statements and financial highlights of the Company.




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